EXHIBIT 10.2

                  AMENDED AND RESTATED SUBORDINATION AGREEMENT
                  --------------------------------------------

       THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Agreement") is entered into as of the 17th day of November, 2003, (i) BANK ONE, NA, successor to Bank One, Kentucky, NA, a national banking association with an office and place of business in Louisville, Kentucky, as agent bank on behalf of the Banks defined herein ("the Agent Bank") (in its capacity as a Bank, "Bank One"); (ii) GUGGENHEIM INVESTMENT MANAGEMENT, LLC a Delaware limited liability company, as agent for the Class B Lenders ("Class B Loan Agent"); (iii) the CLASS B LENDERS as defined herein (each a "Class B Lender" and collectively the "Class B Lenders"); (the "Class B Lenders"); (iv) NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation with its principal office and place of business and registered office in New York, New York (the "Borrower") and (v) the SUBSIDIARIES identified on Schedule 1.2 to the Loan Agreement (each a "Subsidiary" and collectively, the "Subsidiaries").

                                    RECITALS
                                    --------

           A. The Borrower and National Tobacco Company, L.P. ("NTCLP"), North Atlantic Operating Company ("NAOC"), National Tobacco Finance Corporation ("NTFC") (NTCLP, NAOC and NTFC, collectively, the "Existing Subsidiaries") entered into a Loan Agreement with the Agent Bank and the Banks dated as of December 29, 2000, as amended to the date hereof (the "Original Loan Agreement").

           B. The Borrower executed and delivered to the Agent Bank a Revolving Credit Note in the face amount of $10,000,000.00 dated December 29, 2000 (the "Original Revolving Credit Note").

           C. The Borrower executed and delivered to the Agent Bank a Term Note in the face amount of $25,000,000.00 dated December 29, 2000 (the "Original Term Note").

           D. The Existing Subsidiaries executed and delivered to the Agent Bank a Guaranty Agreement dated as of December 29, 2000 (the "Original Guaranty"), guarantying payment of the Original Revolving Credit Note and the Original Term Note.

           E. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Security Agreement dated as of December 29, 2000 (the "Original Security Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           F. The Borrower and the Existing Subsidiaries executed and delivered to the Agent Bank a Pledge Agreement dated as of December 29, 2000 (the "Original Pledge Agreement"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           G. National Tobacco Company, L.P. ("NTCLP"), one of the Existing Subsidiaries, executed and delivered to the Agent Bank a Mortgage and Security Agreement, Assignment of Rents, Leases and Profits, Financing Statement and Fixture Filing dated as of December 29, 2000 and recorded in Jefferson County, Kentucky (the "Original Mortgage"), securing payment of the Original Revolving Credit Note and the Original Term Note.


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           H. NTCLP executed and delivered to the Agent Bank an Assignment of
Security Interest in United States Trademarks (the "NTCLP Trademark Assignment"), which was filed in the US Patent and Trademark Office ("USPTO"), securing payment of the Original Revolving Credit Note and the Original Term Note.

           I. North Atlantic Operating Company, Inc. ("NAOC") executed and delivered to the Agent Bank an Assignment of Security Interest in United States Trademarks (the "NAOC Trademark Assignment"), which was filed in the USPTO, securing payment of the Original Revolving Credit Note and the Original Term Note.

           J. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2002A Amendment to Loan Documents dated December 31, 2002 (the "2002A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the following: (i) the Original Term Note had been fully repaid; (ii) the amount of the Revolving Credit Facility was increased from Ten Million ($10,000,000) to Twenty Million Dollars ($20,000,000), pursuant to an amended revolving credit note (the "Revolving Credit Note"); and (iii) the maturities of the Revolving Credit Facility and the Letter of Credit Subfacility provided for in the Original Loan Agreement were extended to December 31, 2003.

           K. The Borrower, the Existing Subsidiaries, the Agent Bank and the Banks entered into a 2003A Amendment to Loan Documents dated July 31, 2003 (the "2003A Amendment"), amending the Original Loan Agreement and other Loan Documents to reflect the extension of the Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000), to provide the Borrower with moneys that can be used to secure a bond to be posted in an appeal of the judgment (the "Judgment") entered against the Borrower and the Existing Subsidiaries in the amount of $18,600,000 in the case of Republic Tobacco, L.P.
v. North Atlantic Trading Company, Inc., North Atlantic Operating Company, Inc. and National Tobacco Company L.P. (Case No. 98 C 4011) pending in the United States District Court for the Northern District of Illinois Eastern Division (the "Litigation"). The existing Class B Term Loans in the aggregate principal amount of Nineteen Million Dollars ($19,000,000) have been extended to the Borrower on a subordinated basis, pursuant to the Subordination Agreement dated July 31, 2003 among the Borrower, the Existing Subsidiaries, the Agent Bank, the Class B Loan Agent and the Class B Lenders (the "Original Subordination Agreement") and other conditions set forth in the 2003A Amendment.

           L. The Borrower and the Existing Subsidiaries have requested that one or more Class B Term Lenders increase the Class B Term Loans by Twenty Three Million Dollars ($23,000,000), which would bring the total amount of Class B Term Loans to Forty Two Millions Dollars ($42,000,000), to provide the Borrower with moneys to be used for (i) the acquisition of Stoker, Inc., a Tennessee corporation ("Stoker"), RBJ Sales, Inc. a Tennessee corporation ("RBJ") and Fred Stoker & Sons, Inc. ("Stoker & Sons") (Stoker, RBJ and Stoker & Sons, collectively, the "Stoker Entities") and for general corporate purposes. One or more Class B Lenders are willing to extend such Class B Term Loans to the


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Borrower. The Agent Bank, the existing Banks, the Class B Loan Agent and the existing Class B Lenders are willing to allow the Borrower to obtain such increased Class B Term Loans on the condition that the repayment of all Class B Term Loans be subordinated to the repayment of the Revolving Credit Facility pursuant to a Subordination Agreement and on other conditions set forth herein. The Agent Bank and the existing Banks are agreeable to such changes, upon the terms and conditions set forth herein. The parties are entering into a 2003B Amendment to Loan Documents dated November 17, 2003, to effect these and other changes (the "2003B Amendment"). The Original Loan Agreement as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment is referred to herein as the "Loan Agreement". The (i) Loan Agreement, (ii) Revolving Credit Note, (iii) Original Guaranty as amended by the by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (iv) Original Security Agreement as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (v) Original Mortgage as amended by the by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (vi) NTCLP Trademark Assignment as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment, (vii) NAOC Trademark Assignment as amended by the 2002A Amendment, the 2003A Amendment and the 2003B Amendment and (viii) Class B Term Notes evidencing the Class B Term Loans, are collectively referred to herein as the "Loan Documents" and the Loan Documents to which the Class B Lenders are parties are collectively referred to herein as the "Class B Loan Documents".

           L. The Agent Bank, the existing Banks, the Class B Loan Agent and the Class B Lenders hereby desire to set forth the respective rights and obligations each has as against the other with respect to the Borrower and the Subsidiaries.

           NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

           1. DEFINITIONS.


           (a) Incorporation of Definitions from the Loan Agreement. Capitalized terms not otherwise defined in this Agreement that are defined in the Loan Agreement are used herein with the meanings ascribed to such terms therein.

           (b) Additional Defined Terms. As used in this Agreement, the following terms have the meanings set forth below:

           "OBLIGATIONS" means the Revolving Credit Loans, all Letters of Credit issued under the Letter of Credit Subfacility all interest accruing thereon (including any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower or the Subsidiaries, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all fees, costs and expenses (whether internal or external) and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents, any obligations, contingent or otherwise, now existing or after arising, to Bank One, Bank One Corporation or any of their affiliates, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or arising out of overdrafts on deposit or other accounts or electronic fund transfers, and any amendments, extensions,


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renewals or increases and all reasonable costs and expenses of Bank One incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses; provided that (i) the Obligations shall not include principal amounts of indebtedness exceeding Twenty Million Dollars ($20,000,000) in the aggregate or (ii) interest on indebtedness accruing at a rate in excess of the rates provided for in the Loan Agreement.

           "CLASS B LOAN AGENT" means the Person serving as Class B Loan Agent from time to time under the Loan Agreement.

           "COLLATERAL" means any collateral now or in the future securing the Obligations, including but not limited to claims against any guarantors of the Obligations and any collateral securing such guarantees. The Collateral includes all personal property of the Borrower and the Subsidiaries, real property owned by NTCLP and trademarks of NTCLP and NAOC.

           'JUNIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to make any payment in respect of the Subordinated Debt when due (for so long as such default remains uncured) or (ii) the occurrence and continuance of any other event of default under Class B Loan Documents in respect of the Subordinated Debt (for so long as such event of default remains uncured) pursuant to which the maturity of the Class B Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

           'SENIOR TRIGGER EVENT" means (i) the failure of the Borrower or any Subsidiary to pay any of the Obligations when due (for so long as such default remains uncured) (ii) the occurrence of an Event of Default under the Loan Documents arising from a violation of Section 8.6 of the Loan Agreement and the sending of notice of such default to Borrower, with a copy to the Class B Loan Agent, or (iii) the occurrence and continuance of any other event of default under the Loan Documents in respect of the Obligations (for so long as such event of default remains uncured) pursuant to which the maturity of the Revolving Credit Loans has been accelerated in accordance with the applicable provisions of the Loan Agreement.

           "SUBORDINATED DEBT" means the Class B Term Loans, all interest accruing thereon and all fees, costs, expenses and other amounts payable in respect thereof by the Borrower or the Subsidiaries under the Loan Documents and any amendments, extensions, renewals or increases.

           2. SUBORDINATION.

           (a) Subject to Section 3 hereof, the Class B Lenders hereby irrevocably subordinate and postpone the payment and the time of payment of all the Subordinated Debt and all claims and demands arising therefrom to the Obligations and direct that the Obligations be paid in full before the Subordinated Debt.

           (b) Class B Lenders shall: (i) make notations on the books of the Class B Lenders beside all accounts or on such other statements evidencing or recording any Subordinated Debt to the effect that such Subordinated Debt is subject to the provisions of this Agreement, (ii) furnish Bank One, upon Bank One's request from time to time, a statement of the account between such Class B


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Lenders and the Borrower representing the Subordinated Debt and copies of each of the Class B Loan Documents, and (iii) give Bank One, upon its request, full and free access to the Class B Lenders' books pertaining only to such accounts with the right to make copies thereof. Each and every Class B Loan Document shall bear a legend as set forth in paragraph 13(c) hereof.

           3. PAYMENTS TO CLASS B LENDERS. Notwithstanding any other provision of this Agreement and/or any other Loan Document, the Borrower shall be entitled to pay and the Class B Lenders shall be entitled to receive, so long as no Senior Trigger Event has occurred and is continuing, only scheduled payments of interest (at the current rate set forth in the Class B Loan Documents) under the Subordinated Debt and fees, costs, expenses and other amounts payable in respect of the Subordinated Debt under the Class B Loan Documents, but only when due. Until the Obligations have been repaid in full and the Revolving Loan Commitments have been terminated, no payments of principal on the Subordinated Debt shall be permitted or made without Bank One's prior written consent. After the occurrence of a Senior Trigger Event, the Borrower shall not make, and the Class B Loan Agent shall not receive, any direct or indirect payments of principal, interest, fees or expenses under the Subordinated Debt for so long as such Senior Trigger Event remains in effect.

           4. SECURITY. The Borrower and the Subsidiaries have granted to the Agent Bank, on behalf of the Banks and the Class B Lenders, a security interest in all of the Collateral. The Class B Lenders acknowledge that Bank One has a first priority lien on all of the Collateral and the right to be paid in full all of the Obligations from the sale of the Collateral before the Class B Lenders are entitled to receive the first $1.00 from the sale of such Collateral. The Class B Lenders further acknowledge that their rights with respect to the Collateral are subordinate and junior to the rights of Bank One. Except as set forth in this Section 4, Borrower shall not grant and the Class B Lenders shall not take any lien on or security interest in any of the Borrower's property, now owned or hereafter acquired or created, without the prior written consent of Bank One.

           5. STANDBY LIMITATION. Notwithstanding any breach or default by the Borrower under the Class B Loan Documents, the Class B Lenders shall not at any time or in any manner: foreclose upon, take possession of, or attempt to realize on any Collateral, or proceed in any way to enforce any claims they have or may have against the Borrower under the Subordinated Debt or otherwise unless and until the Obligations have been fully and indefeasibly paid and satisfied in full; provided that (i) the Class B Lenders may enforce their claims in respect of any payment permitted under Section 3 so long as no Senior Trigger Event has occurred and is continuing and (ii) if (x) a Senior Trigger Event has occurred or (y) a Junior Trigger Event has occurred and the Class B Lenders give notice thereof to Bank One, unless the Agent Bank commences an action against the Borrower and/or its Subsidiaries to enforce its claims under the Loan Documents within nine (9) months thereafter and continues to prosecute such action with reasonable diligence, the Class B Lenders may proceed to enforce their claims against the Borrower and the Subsidiaries, subject to all of the provisions of this Agreement, including but not limited to, Section 7 hereof. The Agent Bank shall promptly give the Class B Loan Agent a copy of any notice of any Default or Event of Default occurring under the Loan Documents which the Agent Bank actually gives to the Borrower.


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           6. BANKRUPTCY/PROBATE OF BORROWER. In the event a petition or action for relief shall be filed by or against the Borrower under any federal bankruptcy statute in effect from time to time, or under any other law relating to bankruptcy, insolvency, reorganization, receivership, general assignment for the benefit of Class B Lenders, moratorium, Class B Lenders composition, arrangement or other relief for debtors, Bank One's claim (secured or unsecured) against the assets or estate of the Borrower for repayment of the Obligations shall be indefeasibly paid in full before any payment is made to the Class B Lenders on the Subordinated Debt, whether such payment is in cash, securities or any other form of property or rights. Bank One may, in its reasonable discretion, following not less than 10 Business Days prior written notice to the Class B Loan Agent of its intention with respect thereto, file a proof of claim for or collect the Class B Lenders' claims first for the benefit of Bank One to the extent of the unpaid Obligations and then for the benefit of (but without creating any duty or liability to the Class B Lenders other than to remit to the Class B Lenders distributions, if any, actually received in such proceedings after the Obligations have been paid and satisfied in full) the Class B Lenders directly from the receiver, trustee, custodian, liquidator or representative of the Borrower's estate in such proceeding. The Borrower and the Class B Lenders shall furnish all assignments, powers or other documents requested by Bank One to facilitate such direct collection by Bank One.

           7. RECEIPT OF PAYMENTS BY CLASS B LENDERS. Should the Class B Lenders directly or indirectly receive any payment or distribution not permitted by the provisions of this Agreement or any Collateral or proceeds thereof, prior to the full and indefeasible payment and satisfaction of the Obligations and the termination of the Revolving Credit Facility, the Class B Lenders will deliver the same to Bank One in the form received (except for the endorsement or assignment of the Class B Lenders where necessary), for application to the Obligations (i) so long as no Event of Default under the Loan Documents is then in existence, in such order and manner as the Borrower may elect, and (ii) if an Event of Default under the Loan Documents is then in existence, in such order and manner as Bank One may elect. Until so delivered, the Class B Lenders shall hold the same, in trust, for Bank One as property of Bank One, and shall not commingle such property of Bank One with any other property held by the Class B Lenders. In the event any Class B Lender fails to make any such endorsement or assignment, Bank One, or any of its officers or employees on behalf of Bank One, is hereby irrevocably authorized in its own name or in the name of such Class B Lender to make such endorsement or assignment and is hereby irrevocably appointed as such Class B Lender's attorney-in-fact for those purposes.

           8. BANK ONE'S RIGHTS.

           a) The Class B Lenders hereby consent that at any time and from time to time, without further consent of or notice to the Class B Lenders and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, Bank One may, in its sole discretion: (i) renew, compromise, extend, expand, postpone, waive, accelerate, terminate, change the payment terms of, or otherwise modify the Obligations (subject to the proviso in the definition of Obligations) or amend, renew, replace or terminate the Loan Documents (other than the Class B Loan Documents) or any and all other agreements now or hereafter related to the Obligations; (ii) extend credit to the Borrower in whatever amount on a secured or unsecured basis or take other support for the Obligations and exchange, enforce, waive, sell, transfer, collect, adjust or release any such security or other support or any part thereof; (iii) so long as no Event of Default under the Loan Documents is then in existence, apply any and all payments or proceeds of such security or other


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support and in any order or manner as Borrower, in its discretion, may determine and if an Event of Default under the Loan Documents is then in existence, apply any and all payments or proceeds of such security or other support and in any order or manner as Bank One, in its discretion, may determine; and (iv) release or substitute any party liable on the Obligations, any guarantor of the Obligations, or any other party providing support for the Obligations.

           b) This Agreement will not be affected, impaired or released by any delay or failure of Bank One to exercise any of its rights and remedies against the Borrower or any guarantor or under any of the Obligations or against any Collateral, by any failure of Bank One to take steps to perfect or maintain its lien on, or to preserve any rights to, any Collateral by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or guarantee therefor, or by any other event or circumstance which otherwise might constitute a defense available to, or a discharge of, the Borrower or a subordinated creditor. The Class B Lenders hereby waive demand, presentment for performance, protest, notice of dishonor and of protest with respect to the Subordinated Debt and the Collateral, notice of acceptance of this Agreement, notice of the making of any of the Obligations and notice of default under any of the Obligations.

           c) Nothing in this Agreement will obligate Bank One to grant credit to, or continue financing arrangements with, the Borrower.

           9. CONTINUING AGREEMENT. This is a continuing agreement and will remain in full force and effect until all of the Obligations and all of the Class B Lenders obligations and undertakings to Bank One hereunder have been fully performed and indefeasibly satisfied and until all the Loan Documents (other than the Class B Loan Documents) have been terminated. This Agreement will continue to be effective or will be automatically reinstated, as the case may be, if at any time payment of all or any part of the Obligations is rescinded or must otherwise be returned by Bank One upon insolvency, bankruptcy, or reorganization of the Borrower or otherwise, all as though such payment had not been made.

           10. NO CHALLENGE TO LIENS. The Class B Lenders agree that they will not make any assertion, claim or argument in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Bank One.


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           11. DISPOSITION OR RELEASE OF COLLATERAL.

           a) If at any time or from time to time (i) the Collateral, or any portion thereof, is proposed in any manner to be sold or otherwise transferred,
(ii) the Borrower is not in default under the Loan Agreement but the consent of the Agent Bank is required for such sale to occur under the Loan Agreement or an Event of Default has occurred under the Loan Agreement and the Agent Bank proposes to sell collateral, or any portion thereof, as a secured creditor under
Article 9 of the Uniform Commercial Code; and (iii) the Agent Bank shall have given the Class B Loan Agent and the Borrower not less than 10 Business Days prior notice of the sale or transfer, the Class B Lenders shall be deemed to have consented to such disposition if Bank One, in its sole discretion and for any reason, consents to such disposition, and in any event the Class B Lenders shall not be entitled to receive any proceeds (cash or non-cash) of such disposition unless and until the Obligations have been indefeasibly paid in full.

           b) If at any time or from time to time (i) the liens of the Banks (including the Class B Lenders) on the Collateral or any portion thereof are proposed to be released, (ii) and the consent of the Agent Bank is required for release to occur; and (iii) the Agent Bank shall have given the Class B Loan Agent and the Borrower not less than 10 Business Days prior notice of the proposed release of lien, the Class B Lenders shall be deemed to have consented to such release if the Agent Bank, in its sole discretion and for any reason, consents to such release; provided that the Agent Bank's consent to such release does not constitute gross negligence in the exercise of its duties as Agent Bank.

           12. ORDER OF PROCEEDINGS. Nothing in this Agreement is intended to compel Bank One or the Class B Lenders at any time to declare the Borrower in default or compel Bank One to proceed against or refrain from proceeding against any Collateral in any order or manner. All rights and remedies of Bank One with respect to the Collateral, the Borrower, and any other obligors concerning the Obligations are cumulative and not alternative.

           13. ASSIGNMENT OF OBLIGATIONS OR SUBORDINATED DEBT.

           a) The provisions hereof shall inure to the benefit of any assignee to which any of the Obligations are assigned.

           b) Each Class B Lender agrees that as a prior condition of any assignment of any of its interests in the Subordinated Debt, such Class B Lender shall require the assignee to acknowledge this Agreement and agree, in writing, to be bound by the terms and conditions hereof.

           (c) Each and every Class B Loan Document shall bear the following legend, or a similar legend acceptable to Bank One, in boldface type:

          THIS INSTRUMENT IS SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT IN FAVOR OF BANK ONE, NA. NOTWITHSTANDING ANY CONTRARY STATEMENT CONTAINED IN THE WITHIN INSTRUMENT, NO PAYMENT ON ACCOUNT OF ANY OBLIGATION ARISING FROM OR IN CONNECTION WITH THE WITHIN INSTRUMENT OR ANY RELATED AGREEMENT (WHETHER OF PRINCIPAL, INTEREST OR OTHERWISE) SHALL BE MADE, PAID, RECEIVED OR ACCEPTED EXCEPT IN ACCORDANCE WITH THE TERMS OF SAID SUBORDINATION AGREEMENT.


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           14. SUBROGATION. Subject to the prior payment in full of all of the
Obligations, and to the extent that Bank One has received payment from the Class B Lenders with respect to obligations of the Borrower under Section 7 of this Agreement, or has received distributions otherwise payable to the Class B Lenders pursuant to Section 6 of this Agreement, the Class B Lenders shall be subrogated to the rights of Bank One (or its successors or assigns) to receive payments or distributions of assets of the Borrower or its Subsidiaries made in respect of the Obligations until the Subordinated Debt has been paid in full; and, for the purposes of such subrogation, no payments or distributions to holders of the Obligations of any cash, property or securities to which the Class B Lenders would be entitled in respect of the Subordinated Debt except for the provisions of this Agreement and no payment by the Class B Lenders over to the holders of the Obligations pursuant to this Agreement shall, as between the Borrower and its Subsidiaries, their respective creditors other than the holders of the Obligations and the Class B Lenders, be deemed to be a payment by the Borrower or its Subsidiaries to or on account of the Obligations, it being understood that the provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the holders of the Obligations, on the one hand, and the Class B Lenders, on the other hand. Without limiting any other restrictions in this Agreement on enforcement of rights of Class B Lenders, until the full and indefeasible payment of the Obligations, the rights of the Class B Lenders and the Class B Loan Agent to enforce any rights of subrogation shall be Subordinated Debt and shall be subject to Section 2 and 3 through 27 of this Agreement.

           15. FINANCING OF FIDUCIARY. In the event of a bankruptcy, reorganization, other insolvency or court proceeding commences in respect of the Borrower, Bank One shall have the option (in its sole and absolute discretion) to continue to provide financing (on terms acceptable to Bank One) of the trustee, other fiduciary, or of the Borrower as a debtor-in-possession, if Bank One deems such financing to be in its best interests, and such financing shall be deemed to be part of the Obligation for the purposes hereof, subject to the proviso in the definition of Obligations limiting the amount thereof. The subordination and lien priority provisions of this Agreement shall continue to apply to all advances made during the pendency of such court proceedings thus constituting part of the Obligations, so that Bank One shall have a prior lien on all Collateral, created before or during such court proceeding, to secure all such Obligations, whether created before or during such court proceeding.

           16. INVESTIGATION OF PARTIES. The Class B Lenders have entered into the Class B Loan Documents with the Borrower and its Subsidiaries, and Bank One has entered into the Loan Documents with the Borrower and its Subsidiaries and the Class B Lenders and Bank One have entered into this Agreement each upon its own independent investigation, and each makes no warranty or representation as to each other with respect to the financial condition of the Borrower and its Subsidiaries, or its ability to repay its loans to the Class B Lenders or Bank One in the future. Nothing in this Agreement shall be deemed to constitute this Agreement as a security or create a joint venture or partnership between the Class B Lenders and Bank One for any purpose.


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              17. IMPROPER ACTION BY CLASS B LENDERS. If the Class B Lenders,
the Borrower or both, contrary to this Agreement, make, attempt to or threaten to allow the Class B Lenders to exercise their remedies against the Borrower under the Class B Loan Documents in a manner not permitted under this Agreement, to or make any payment or take any other action contrary to this Agreement, Bank One may restrain or enjoin the Class B Lenders and the Borrower from so doing, it being expressly understood and agreed by the Class B Lenders and the Borrower that: (i) Bank One's damages from their actions may at that time be difficult to ascertain and may be irreparable, and (ii) the Class B Lenders and the Borrower waive any defense or claim that Bank One or the Borrower cannot demonstrate damages or can be made whole by the awarding of damages.

              18. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand-delivered, sent by facsimile transmission with confirmation of delivery with a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth below or to such other address as any party may give to the other in writing for such purpose:


To Bank One:                       Bank One, NA
                                   312 South Fourth Street, Louisville, KY 40202
                                   Attention:     Joseph Brenner
                                   Facsimile No.: Fax: (502) 566-8339

To the Class B Lenders:            Upper Columbia Capital Company, LLC
                                   c/o Guggenheim Investment Management, LLC
                                   135 East 57th Street
                                   New York, NY 10022
                                   Attention: Leveraged Credit
                                   Facsimile No.: (212) 644-8396

To the Borrower
And the Subsidiaries:              North Atlantic Trading Company, Inc.
                                   257 Park Avenue South - 7th Floor
                                   New York, New York 10010-7304
                                   Attn: David I. Brunson
                                   Fax: (212) 253-8296

           19. PRESERVATION OF RIGHTS. No delay or omission on Bank One's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will Bank One's action or inaction impair any such right or power. Bank One's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies that Bank One may have under other agreements, at law or in equity. Nothing in this Agreement is intended to modify, alter, reduce or impair any rights which Bank One or the Class B Lenders may have against the Borrower or each other under the Loan Documents or under any other agreement between them, or between either of them and the Borrower.

           20. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

           21. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or the Class B Lenders therefrom, will be effective against Bank One unless made in a writing and signed by Bank One, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given (except that no amendment, modification or waiver of any obligation or right of the Borrower hereunder or under the Loan Agreement shall be made without the written consent of the Borrower. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Borrower or Bank One therefrom, will be effective against the Class B Lenders unless made in a writing and signed by a majority of the Class B Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

           22. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

           23. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

           24. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower, the Class B Lenders and Bank One and their respective heirs, executors, administrators, successors and assigns; provided, however, that (a) the Borrower may not assign this Agreement in whole or in part without the prior written consent of Bank One and a majority of the Class B Lenders, (b) the Class B Lenders may not assign this Agreement except in connection with an assignment of Subordinated Debt permitted hereunder and Bank One may not assign this Agreement except in connection with an assignment of the Obligations in whole or in part No claims or rights are intended to be created hereunder for the benefit of the Borrower or any alleged third party beneficiary hereof.

           25. INTERPRETATION. In this Agreement, unless the parties otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities hereunder will be joint and several.

           26. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by Bank One and will be deemed to be made in the State where Bank One's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Each of the Borrower and the Class B Lenders hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the County of New York, New York; provided that nothing contained in this Agreement will prevent Bank One from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower or the Class B Lenders individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The parties hereto agree that the venue provided above is the most convenient forum for each of the parties. Each of the Borrower and the Class B Lenders waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

           27. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE SUBSIDIARIES THE CLASS B LENDERS AND BANK ONE IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER, THE SUBSIDIARIES, THE CLASS B LENDERS AND BANK ONE ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

           28. NO THIRD PARTY BENEFICIARY RIGHTS. Neither the Borrower nor any of its Subsidiaries is an intended third party beneficiary of this Agreement; and none of them shall have any rights under and/or in respect of this Agreement.

           29. AMENDMENT AND RESTATEMENT OF ORIGINAL SUBORDINATION AGREEMENT. This Agreement is executed and delivered in amendment, restatement and replacement of, but not in novation of, the Original Subordination Agreement. All of the Class B Term Lenders agree that any reference in the Class B Term Notes dated July 31, 2003 to either the "Subordination Agreement dated as of July 31, 2003" or the "Subordination Agreement" shall be deemed to be a reference to this Agreement.

       WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                  BANK ONE, NA, as Agent Bank
                                  ("the Agent Bank")

                                   /s/ Joseph Brenner
                                  ----------------------------------------------
                                  By: Joseph Brenner, Senior Vice President



                                  BANK ONE, NA
                                  as a Bank (a "Bank")

                                   /s/ Joseph Brenner
                                  ----------------------------------------------
                                  By: Joseph Brenner, Senior Vice President

                                    GUGGENHEIM INVESTMENT MANAGEMENT, LLC,
                                    as Class B Loan Agent (the "Class B Loan
                                    Agent")


                                    By:  /s/ Todd R. Boehly
                                       -----------------------------------------
                                       Todd R. Boehly, Managing Director


                                    UPPER COLUMBIA CAPITAL COMPANY, LLC, as a
                                    Class B Lender (a "Class B Lender")


                                    By: /s/ Todd R. Boehly
                                       -----------------------------------------
                                       Todd R. Boehly, Manager



                                    1888 FUND, LTD., as a Class B Lender
                                    (a "Class B Lender")

                                    By: Guggenheim Investment Management, LLC,
                                        as Collateral Manager


                                    By: /s/ Todd R. Boehly
                                       -----------------------------------------
                                       Todd R. Boehly, Managing Director



                                    MAGMA CDO, LTD., as a Class B Lender
                                    (a "Class B Lender")


                                    By: Guggenheim Investment Management, LLC,
                                         as Advisor


                                    By: /s/ Todd R. Boehly
                                       -----------------------------------------
                                       Todd R. Boehly, Managing Director

                                BINGHAM CDO L.P., as a Class B Lender
                                (a "Class B Lender")

                                By: Guggenheim Investment Management, LLC, as
                                    Advisor


                                By: /s/ Todd R. Boehly
                                   ---------------------------------------------
                                   Todd R. Boehly, Managing Director




                                STELLAR FUNDING, LTD., as a Class B Loan Lender (a "Class B Lender")

                                By: Guggenheim Investment
                                    Management, LLC, as Manager


                                By:  /s/ Todd R. Boehly
                                   ---------------------------------------------
                                   Todd R. Boehly, Managing Director

                                  NORTH ATLANTIC TRADING COMPANY, INC., as the
                                  Borrower


                                  By:  /s/ David I. Brunson
                                     -------------------------------------------
                                      David I. Brunson, President and Chief
                                      Financial Officer



                                  NATIONAL TOBACCO COMPANY, L.P., as a
                                  Subsidiary

                                  By NATIONAL TOBACCO FINANCE CORPORATION
                                   as  its general partner

                                  By: /s/ David I. Brunson
                                     -------------------------------------------
                                      David I. Brunson, Executive Vice President
                                      and Chief Financial Officer


                                  NORTH ATLANTIC OPERATING COMPANY, INC. as a
                                  Subsidiary

                                  By: /s/ David I. Brunson
                                     -------------------------------------------
                                      David I. Brunson, Executive Vice President
                                      and Chief Financial Officer


                                  NATIONAL TOBACCO FINANCE CORPORATION as a
                                  Subsidiary

                                  By: /s/ David I. Brunson
                                     -------------------------------------------
                                      David I. Brunson, Executive Vice President
                                      and Chief Financial Officer

                                  STOKER, INC. as a Subsidiary

                                  By:  /s/ David I. Brunson
                                      ------------------------------------------
                                      David I. Brunson, Executive Vice President
                                      and Chief Financial Officer


                                 RBJ SALES, INC. as a Subsidiary

                                  By:   /s/ David I. Brunson
                                     -------------------------------------------
                                      David I. Brunson, Executive Vice President
                                      and Chief Financial Officer



                                FRED STOKER & SONS, INC. as a Subsidiary

                                By:  /s/ David I. Brunson
                                   ---------------------------------------------
                                    David I. Brunson, Executive Vice President
                                    and Chief Financial Officer